!  LABS042_HELOC.CDI  #CMOVER_3.0E ASSET_BACKED_HOMEEQUITY  !  MAX_CF_VECTSIZE 620

!

!! Created by Intex Deal Maker v3.6.298  ,  subroutines 3.1

!!   05/07/2004   2:44 PM

!

   COLLAT_TYPE "HELOC"

!

!  Modeled in the Intex CMO Modeling Language, (NYFI7W912320)

!  which is copyright (c) 2004 by Intex Solutions, Inc.

!  Intex shall not be held liable for the accuracy of this data

!  nor for the accuracy of information which is derived from this data.

!

!

  DEFINE CONSTANT #OrigCollBal = 267092143.00

!

  DEFINE CONSTANT #OrigBondBal = 260414000.00

!

  DEFINE #BondBal                        = 260414000.00

!

   FULL_DEALNAME:        LABS 04-2

!

   DEAL SIZE:            $ 260414000.00

   PRICING SPEED:        40% CPR

!  ISSUE DATE:           20040401

   SETTLEMENT DATE:      20040514

!

  Record date delay:     24

!

 DEFINE TR_INDEXDEPS_ALL

!

DEFINE TRANCHE "A1", "SELL", "R"

!

   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20040401 _

       DEAL_FIRSTPAY_DATE         20040525

!

 DEFINE SETTINGS NEGAM_PRINC_ONLY

!

 DEFINE CONSTANT #RevolvEnd = 180

!

!

  DEFINE #FloorCollat        = 0.5% * #OrigCollBal

  DEFINE #SpecOCTarg         = 2.5% * #OrigCollBal

  DEFINE STANDARDIZE OC_ACTUAL_VAL                #OC            = 6678143.00

  DEFINE STANDARDIZE OCT_INITVAL         CONSTANT #InitOCTarg    = 2.5% * #OrigCollBal

  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH  CONSTANT #StepDownDate  = 31

  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC   CONSTANT #StepOCFrac    = 0.05

  DEFINE STANDARDIZE EXCESS_INTEREST              #XSSpread      = 0

  DEFINE STANDARDIZE OCT_FLOOR           CONSTANT #FloorOCTarg   = #FloorCollat

  DEFINE STANDARDIZE OCT_VAL             DYNAMIC  #Octval        = #SpecOCTarg

!

  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

!

  DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE , MONTHS_ADD(CURDATE,-1))

!

!

TOLERANCE INTEREST 99999999999.00

TOLERANCE WRITEDOWN_0LOSS 9999999999.00

TOLERANCE NEGAM 9999999999.00

!

  INITIAL INDEX    PRIME              4.00

  INITIAL INDEX    LIBOR_1MO           1.1

!

!

Tranche "A1" SEN_FLT

   Block 260414000.00 at 1.3  FREQ M FLOAT RESET M _

          COUPONCAP 30360 NONE ( #NetRate * 30 / (IF CURDATE EQ DEAL_FIRST_PAYDATE THEN 11 ELSE 30) ); _

          DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _

          Delay 0  Dated 20040514  Next 20040525

     1 * LIBOR_1MO + 0.2

     0     999

!

Tranche "SELL" JUN_PO ! PAID_DOWN_WHEN (COLL_BAL LT 0.01);

   Block 0.00 at 0  FREQ M _

          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 0  Dated 20040514  Next 20040525

!

Tranche "R" SEN_RES

   Block 267092143.00 at 0 NOTIONAL WITH GROUP 0 SURPLUS _

         DAYCOUNT 30360 BUSINESS_DAY NONE _

         FREQ M   Delay 24  Dated 20040501  Next 20040525

!

  Tranche "#OC"             SYMVAR

  Tranche "#SpecOCTarg"     SYMVAR

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

   Delay 24 Dated 20040401 Next 20040525 Settle 20040514

!

  DEFINE DYNAMIC STICKY #30360Adj_wrapfee = 30 / 360

  EXPENSE "wrapfee"               = (0.18% * ( BBAL("A1") ) * #30360Adj_wrapfee);

!

  DEFINE DYNAMIC STICKY #30360Adj_ot_fee = 30 / 360

  EXPENSE "ot_fee"                = (3000 * #30360Adj_ot_fee);

!

  CLASS "NOTE"      NO_BUILD_TRANCHE _

                    = "A1"

  CLASS "CERT"      NO_BUILD_TRANCHE _

                    = "SELL"

  CLASS "RESID"    NO_BUILD_TRANCHE _

                    = "R#1"

!

!

  CLASS "ROOT" _

                 DISTRIB_CLASS PRORATA _

                   = "NOTE" "CERT"  "RESID"

!

  CROSSOVER When 0

!

  OPTIONAL REDEMPTION:    "Cleanup" _

                          WHEN_EXPR ( BBAL("A1") < (10% * ORIG_BBAL("A1")) ); _

                          PRICE_P ( COLL_BAL ); _

                          BEFORE_PAYRULES _

                          DISTR_P WATERFALL

!

 DEFINE DYNAMIC STICKY #ReinvestPer = OPTREDEEM("Cleanup","EXCDATE") == 0

!

!

 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _

                    PARTIAL_PREPAY Compensate Pro_rata _

                    LOSS           NO_Compensate SUBORDINATED ACCUM

!

!

 CMO Block Payment Rules

------------------------------------

   calculate :  #InRevolv            = CURMONTH LE #RevolvEnd

!

   calculate :  #Draw                = COLL_P_MISC("DRAWS", 0)

!

   calculate :  #RevolvIncr          = IF #InRevolv THEN _

                                        MAX( 0, #Draw - COLL_P ) _

                                     ELSE #Draw

!

   calculate :  #Princ               = IF #InRevolv THEN _

                                        MAX( 0, COLL_P - #Draw ) _

                                     ELSE COLL_P

!

   calculate :  #Interest            = COLL_I

!

   calculate :  #PrevSpecOC          = #SpecOCTarg

!

   calculate :  #CurrentOC           = MAX( 0, COLL_BAL - (BBAL("A1#1", "SELL#1") - COLL_P + #Draw))

!

   calculate :  #XSSpread            = MAX( 0, #Interest - OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + COUPONCAP_SHORTFALL("ROOT") - (EXPENSE("wrapfee") + EXPENSE("ot_fee")) )

!

   calculate :  #FloorOCTotal        = #FloorOCTarg

!

   calculate :  #StepOCTarg          = COLL_BAL * #StepOCFrac

!

   calculate :  #StepDownDatePass    = CURMONTH GE #StepDownDate

!

!

   calculate :  #StepDown            = #StepDown OR ( #StepDownDatePass )

!

   calculate :  #SpecOCTarg          = IF #StepDown _

                                     THEN MAX( MIN( #InitOCTarg, #StepOCTarg ) , #FloorOCTotal )  _

                                     ELSE MAX ( #InitOCTarg, #FloorOCTotal )

!

   calculate :  #SpecOCTarg          = MIN( #SpecOCTarg, COLL_BAL )

!

   calculate :  #SpecOCTarg          = #Octval

!

   calculate :  #OCDeficiency        = MAX(0, #SpecOCTarg - #CurrentOC)

!

   calculate :  #OCSurplus           = MINMAX(0, #CurrentOC - #SpecOCTarg, COLL_P)

!

   calculate :  #PrincPmt            = MAX(0, #Princ - #OCSurplus)

!

!

   calculate :  #XSIntRem            = MAX( 0, #Interest - OPTIMAL_INTPMT("ROOT") - INTSHORT_ACCUM("ROOT") + #OCSurplus + COUPONCAP_SHORTFALL("ROOT") - (EXPENSE("wrapfee") + EXPENSE("ot_fee")))

!

   calculate :  #SubDefic            = MAX ( 0, ( BBAL("ROOT") - #Princ ) - COLL_BAL )

!

   calculate :  #AddPrinc            = MIN( #XSIntRem, #SubDefic )

   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #AddPrinc )

!

   calculate :  #XtraPDA             = MIN( #OCDeficiency, #XSIntRem )

   calculate :  #XSIntRem            = MAX( 0, #XSIntRem - #XtraPDA )

!

   calculate :  #DistribAmt          = #PrincPmt + #AddPrinc + #XtraPDA

!

  calculate :  "NOTE" _

 NO_CHECK  CUSTOM   AMOUNT LIMIT  V1 = #DistribAmt * BBAL("NOTE")/BBAL("NOTE","CERT")

!

  calculate :  "CERT" _

 NO_CHECK  CUSTOM   AMOUNT #NVDist   = MAX( 0, #DistribAmt - V1 )

!

  calculate :  "CERT" _

           NEGAM    AMOUNT #NVNegAm  = #RevolvIncr

!

------------------------------------

        from :  CLASS ( "ROOT" )

         pay :  EXPENSE ( "wrapfee" )

         pay :  EXPENSE ( "ot_fee" )

------------------------------------

         pay :  NEGAM SEQUENTIAL ("SELL#1" )

------------------------------------

------------------------------------

        from :  CLASS ( "NOTE" )

         pay :  SEQUENTIAL ( "A1#1" )

------------------------------------

------------------------------------

        from :  CLASS ( "CERT" )

         pay :  SEQUENTIAL ( "SELL#1" )

------------------------------------

!

        from :  CLASS ( "ROOT" )

         pay :  AS_INTEREST ("R#1")

------------------------------------

   calculate : #WriteDown = MAX(0.0, BBAL("A1#1","SELL#1") - COLL_BAL)

------------------------------------

        from :  SUBACCOUNT ( #Writedown )

         pay :  WRITEDOWN SEQUENTIAL ( "SELL#1" )

------------------------------------

        from :  SUBACCOUNT ( #Writedown )

         pay :  WRITEDOWN SEQUENTIAL ( "A1#1" )

------------------------------------

   calculate : #BondBal     = BBAL("A1#1","SELL#1")

   calculate : #OC          = MAX( 0, COLL_BAL - #BondBal )

------------------------------------

!

 Collateral OVER

!

!       Factor      --Delay--

! Type   Date       P/Y    BV   Use BV for 0

  WL  20040401    9999 9999   FALSE

!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look

!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back

!! BEGINNING OF COLLATERAL

M        1     "CENDANT-10 YEAR DRAW NOT INTEREST ONLY"                        WL    00    WAC        4.945478421 (     40763394.13 /     40763394.13 );     40763394.13                      0.51         0.51            341:19    341:19       360 NO_CHECK ARM PRIME                  0.945478421     1   12 SYNC_INT                18             100     0.945478421         0      0                              ORIG_GROSSRATE 4.945478421

BALLOON SCHED_BOTH           360 AMORT NONE                 DRAW_TERM 120 MAX_DRAW   63658221.00

M        2     "GREENPOINT-15 YEAR DRAW INTEREST ONLY"                         WL    00    WAC        5.585156313 (     33734924.94 /     33734924.94 );     33734924.94                      0.51         0.51             296:4     296:4       300 NO_CHECK ARM PRIME                  1.585156313     1   12 SYNC_INT                18             100     1.585156313         0      0                              ORIG_GROSSRATE 5.585156313

BALLOON SCHED_BOTH           300 AMORT NONE                 DRAW_TERM 180 MAX_DRAW   42655150.00                     TEASER

M        3     "GREENPOINT-15 YEAR DRAW NOT INTEREST ONLY"                     WL    00    WAC        5.268717538 (      1439164.99 /      1439164.99 );      1439164.99                      0.51         0.51            246:54    246:54       300 NO_CHECK ARM PRIME                  1.268717538     1   12 SYNC_INT                18             100     1.268717538         0      0                              ORIG_GROSSRATE 5.268717538

BALLOON SCHED_BOTH           300 AMORT NONE                 DRAW_TERM 180 MAX_DRAW    2313900.00

M        4     "GREENPOINT-5 YEAR DRAW INTEREST ONLY"                          WL    00    WAC        7.084306614 (    188772859.23 /    188772859.23 );    188772859.23                      0.51         0.51             176:4     176:4       180 NO_CHECK ARM PRIME                  3.084306614     1   12 SYNC_INT                18             100     3.084306614         0      0                              ORIG_GROSSRATE 7.084306614

BALLOON SCHED_BOTH           180 AMORT NONE                 DRAW_TERM  60 MAX_DRAW  226817320.01                     TEASER

M        5     "GREENPOINT-5 YEAR DRAW NOT INTEREST ONLY"                      WL    00    WAC        6.897656887 (      2381799.71 /      2381799.71 );      2381799.71                      0.51         0.51            126:54    126:54       180 NO_CHECK ARM PRIME                  2.929975137     1   12 SYNC_INT                18             100     2.929975137         0      0                              ORIG_GROSSRATE 6.897656887

BALLOON SCHED_BOTH           180 AMORT NONE                 DRAW_TERM  60 MAX_DRAW    3516900.00